SEASONS SERIES TRUST
Supplement to the Prospectus
dated July 30, 2007
In the section titled “Fees and Expenses” under the sub-heading “Annual Portfolio Operating Expenses,” footnote (3) is amended to reflect that the Focus TechNet Portfolio is waiving 0.15% of its Management Fees effective November 1, 2007.
In the section titled “Fees and Expense,” the example for the Focus TechNet Portfolio under the “Example” is deleted and replaced with the following:

	1 year	3 years	5 years	10 years
Focus TechNet Portfolio*
(Class 2 shares)	$168	$520	$897	$1,955
(Class 3 shares)	178	551	949	2,062

*	The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.
The following are your costs after these voluntary fee waivers and/or expense reimbursements and expense reductions.

	1 year	3 years	5 years	10 years
Focus TechNet Portfolio
(Class 2 shares)	$153	$474	$818	$1,791
(Class 3 shares)	163	505	871	1,900
Date: November 9, 2007
Versions: Version 3, Class 2; Version 4, Class 3; and Combined Master